Filed Pursuant to Rule 497(e)

1933 Act File No. 002-93131

1940 Act File No. 811-04044

Parnassus Funds

Parnassus Fund

September 17, 2014

Supplement to the Prospectus dated May 1, 2014, as Amended and Restated June 4, 2014

Information Regarding Portfolio Manager Change

Parnassus Fund

Effective as of August 29, 2014, Romahlo I. Wilson ceased acting as a Co-Portfolio Manager for the Parnassus Fund. Jerome L. Dodson continues to serve as Lead Portfolio Manager of the Fund, and Ian Sexsmith continues to serve as Co-Portfolio Manager. The following replaces the information under “Portfolio Managers” on page 3:

“Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a portfolio manager of the Fund since its inception in 1984. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Ian Sexsmith is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

Additionally, the disclosure under “Management of the Funds” on page 28 has been modified to remove the paragraph referencing Mr. Wilson (otherwise the disclosure remains unchanged):

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The date of this Supplement is September 17, 2014. You can obtain additional information about each of the Funds in their prospectus, summary prospectus and statement of additional information (SAI) and other Fund documents. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999–3505.

The Funds also make available the prospectus, summary prospectus and SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com).

Investors Should Retain This Supplement for Future Reference